Dana Corporation
                          2nd Quarter Conference Call






                                  [Dana Logo]






                                 July 23, 2003



(c)Dana Corporation, 2003

                           FORWARD-LOOKING STATEMENTS

Certain statements contained herein (including our forecasts, beliefs, and expectations) constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve assumptions, uncertainties, and risks, and Dana's actual results, performance, or achievements may differ materially from those expressed or implied in these statements. Among the factors that could affect our actual results are the impact of national and international economic conditions (including additional adverse effects from terrorism or hostilities) on production and sales by our vehicular customers; our ability to complete the sale of DCC's businesses as contemplated; the success and timing of our restructuring, cost reduction and cash management programs as well as costs associated with the tender offer for our common stock that was commenced on July 9, 2003 by a subsidiary of ArvinMeritor, Inc. Additional factors are contained in our public filings with the Securities and Exchange Commission. We do not undertake to update any forward-looking statements contained herein.



2

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                               DISCUSSION AGENDA

               -- Review of ArvinMeritor Offer

               -- Second-Quarter Performance

               -- Dana's Strategy: Positioned for Growth

               -- Q&A Session



3

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                       KEY TERMS AND CONDITIONS OF OFFER

   Offeror     -- A wholly owned subsidiary of ArvinMeritor


   Offer       -- $15.00 per share in cash via a tender offer for all Dana outstanding shares

               -- No Financing


   Key
Conditions     -- Financing Condition

               -- Minimum Tender Condition

               -- Antitrust Condition

               -- Affiliated Transaction Condition

               -- Control Share Condition



4

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                            RATIONALE FOR REJECTION

               -- Offer is inadequate

               -- Offer is opportunistic
                     - Restructuring and transformation not yet reflected in
                       stock price

               -- Offer is highly conditional
                     - No identified financing
                     - Serious antitrust concerns



5

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                              OFFER IS INADEQUATE

               -- Board believes that the Offer does not reflect Dana's value
                     - Reaffirmed belief that on-going strategy is a better way to enhance shareholder value
                     - Current strategy will deliver substantially higher levels of performance in 2003, 2004 and beyond

               -- Financial advisors provided independent opinions that Offer is inadequate

               -- Stock price traded above Offer since announcement



6

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                             OFFER IS OPPORTUNISTIC

               -- Dana's stock was near 52-week low when ArvinMeritor approached
                  Dana

               -- Our restructuring plan is bearing fruit

               -- The heavy-duty truck markets that Dana serves are recovering



7

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                          OFFER IS HIGHLY CONDITIONAL

               (\) ArvinMeritor must raise the necessary financing to fund the
                   Offer

               (\) ArvinMeritor must receive the necessary HSR clearance

               (\) Numerous other conditions



8

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                           SUBSTANTIAL FINANCING RISK

          Risk to Shareholders                    Uncertainty of Financing
          --------------------                    ------------------------

         -- Offer contains no certainty           -- Pro forma ArvinMeritor
            of financing                             leverage would be on of the
                - Represents substantial             highest in the industry
                  risk of non-completion             (88% debt to capital ratio)

         -- Substantial leverage of the           -- Multi-billion dollar
            combined entity provides                 external financing required
            significant financing risk for           (plus assumed debt)
            ArvinMeritor
                                                  -- Significant pension and
         -- In response to regulatory inquiries,     OPEB liabilities
            ArvinMeritor acknowledges that it has
            no financing commitments              -- Rating agencies have
                                                     already expressed
                                                     significant concern

                                                  -- Poor industry track record
                                                     in highly leveraged
                                                     transactions



9

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                           SERIOUS ANTITRUST CONCERNS

               -- Combined North American share in several key markets is
                  80-100%
                     - Axles, driveshafts and foundation brakes for medium- and heavy-duty trucks

               -- The only North American suppliers (via joint arrangements) of heavy-truck driveline systems

               -- Highly likely to be subject to intensive and prolonged
                  government scrutiny

               -- Potential uncertainty, instability for customers


10

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                     BOARD COMMITMENT

-- Focused on building shareholder value and safeguarding shareholder interests

-- Continuing obligation by the Board to oversee the progress of the Company

-- Actively participates in setting strategic direction and evaluating alternatives

11

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                            WHY WE WANT YOUR SUPPORT

-- Offer is inadequate

-- Offer is opportunistic
   - Restructuring and transformation not yet reflected in stock price

-- Offer is highly conditional
   - No identified financing
   - Serious antitrust concerns

--------------------------------------------------------------------------------
GREATER SHAREHOLDER VALUE CREATED UNDER CURRENT STRATEGIC PLAN
--------------------------------------------------------------------------------

12

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                               FINANCIAL SUMMARY

                                        Q2-2003                  Q2-2002

                Sales                $ 2.5 billion            $ 2.6 billion

           Net Income                $  52 million            $  52 million

   Earnings Per Share                $  0.35                  $  0.35


13

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                          Segment Comparison- 2nd Qtr

                             Sales                                OPAT
                   ---------------------------        -------------------------
                       2003    2002      Chg.          2003      2002     Chg.
                       ----    ----      ----          ----      ----     ---
Automotive              966    970       (1)%           46        50        (8)%

Aftermarket             575    591       (3)%           18        33       (45)%

Engine & Fluid          541    558       (3)%           22        27       (19)%

Heavy Vehicle           520    524       (1)%           18        23       (22)%

DCC                                                      6         7       (14)%

Other                   (61)   (67)      (9)%          (62)      (70)      (11)%

Results from Cont.    -------------------------        -------------------------
Operations             2,541  2,576      (1)%           48        70       (31)%


Discontinued Ops.                                       (1)       (3)
Unusual Items                                            5       (15)

                       -------------------------        ------------------------
Total                  2,541  2,576      (1)%           52        52


14

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                             DCC PORTFOLIO ANALYSIS
                                  ($ MILLIONS)

[Pie Graph depicting the following:]        [Pie Graph depicting the following:]

12/01 Total Portfolio Assets - $2,200        6/03 Total Portfolio Assets- $1,490

  Consisting of: Value Added Services, Real Estate, Capital Markets, Retained

15

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                                INCOME STATEMENT
                          WITH DCC ON AN EQUITY BASIS

($ Millions)                     Second Quarter                   YTD
                            -----------------------      ----------------------
                             2003            2002         2003          2002
                            ------          -------      -------       -------

($ Millions)

Net sales                   $ 2,541         $ 2,576       $ 4,983      $4,897
Other income                     25              13            38          27
                            --------        -------       -------      --------
                              2,566           2,589         5,021       4,924
                            --------        -------       -------      --------
Cost of sales                 2,286           2,270         4,482       4,339
SG&A expense                    192             189           373         384
Restructuring                                    51                        88
Interest expense                 41              44            83          89
                            --------        -------       -------      --------
                              2,519           2,554         4,938       4,900
                            --------        -------       -------       --------
Income before taxes              47              35            83          24
Income taxes                    (18)            (18)          (33)        (34)
Minority interest                (2)             (3)           (4)         (9)
Equity in affiliate earnings     28              44            55          64
Discontinued operations          (3)             (6)           (8)         (2)
Accounting change effect                                                 (220)
                            --------         -------       -------       -------
Net income (loss)           $    52          $   52         $   93     $ (177)
                            --------         -------       -------       -------
                            --------         -------       -------       -------

16

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                              CASH FLOW STATEMENT
                          With DCC on an Equity Basis


($Millions)                                 Second Quarter                      YTD
                                        ---------------------            ---------------------
Sources                                    2003     2002                   2003        2002
                                           ----     ----                   ----        ----
  Net Income (Loss)                    $    52    $   52               $     93    $   (177)
  Accounting change effect                                                              220
  Depreciation                              85        97                    171         195
  Asset sales                                2        11                      6          11
  Divestitures                             145         -                    145          10
  Working capital decrease (increase)      (30)       34                   (222)         24
                                        --------  --------             ----------     -------
                                           245       194                    193          283
                                        --------  --------             ----------     -------


Uses
  Capital spend                            (61)      (70)                  (133)       (134)
  Dividends                                 (2)       (2)                    (3)         (3)
  Net change in other accounts             (22)        6                    (30)        (26)
                                        -------   --------             ----------    --------
                                           (85)      (66)                  (166)       (163)
                                        -------   --------             ----------    --------


Restructuring Plan
  After-tax charges                          -        42                     -            79
  Cash Payments                            (20)      (39)                   (64)         (78)
  Proceeds from Asset Sales                 17        17                     37           19
                                        -------   -------             -----------    --------
                                            (3)       20                    (27)          20
                                        -------   -------             -----------    --------
Cash Change in Net Debt                 $  166    $   148               $     -       $   140
                                        ------    -------             ----------     --------


17

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

     CAPITAL STRUCTURE

                          With DCC on an Equity Basis


                          12/31/02       Operations       Other       6/30/03
                          --------       ----------       -----       -------
($Millions)

Short-term debt           $     53       $     (23)      $   253      $   283
Long-term debt               2,462               18        (217)        2,263
                          --------       ----------      -------      -------
   Borrowings                2,515              (5)          36         2,546
Cash                           551              (5)           -           546
                          --------       ----------      -------      -------
   Net Debt               $  1,964       $        -      $   36       $ 2,000

Equity                    $  1,482       $       90      $  213       $ 1,785

Net debt/capital             57.0%                                      52.8%



18

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                          JUNE 30, 2003 DEBT PORTFOLIO
                          With DCC on an Equity Basis


                               Maturity Schedule
                           Average Life - 10.4 Years

Bar Graph depicting the year on the X-axis for the years set forth below and $Millions on the Y-axis.

2003: Revolver, $33 Million
2004: Senior Notes & Other, $276 Million
2006: $0
2008: Senior Notes, $150 Million
2009: Senior Notes, $350 Million
2010: Senior Notes, $250 Million
2011: Senior Notes, $805 Million
2028: Senior Notes, $197 Million
2029: Senior Notes, $375 Million

Amounts by maturity exclude swap valuation adjustments and issue expenses of $17 million net

19

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                           RE-AFFIRMED 2003 GUIDANCE
                     ($ Millions, except per-share amounts)


NET INCOME:         $195 TO $215


EPS:                $1.31 TO 1.44



20

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

 2003 PRELIMINARY CASH PROJECTION
                           With DCC on an Equity Basis

           ($ Millions)

           SOURCES:
               Net income                         $      195
               Depreciation                              340
               Working capital                           175
               Divestiture proceeds                      145
                                                    --------
                                                  $      855


           LESS:
               Capital spend                           (325)
               Dividends                                 (5)
                                                  $      525


           Cash Payments for Restructuring        $  100-150

21

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

              DANA CONSOLIDATED RETURN ON INVESTED CAPITAL (ROIC)
   (Last 12 Months Total Income/ 5-Quarter Rolling Average Invested Capital)


                 [Bar Graph depicting the following information]

11.8%  13.2%  9.1%    6.6%    4.5%    3.2%    2.8%    3.4%    4.3%    5.4%    6.8%    7.1%    6.7%
1998   1999   2000   Q1 01   Q2 01   Q3 01   Q4 01   Q1 02   Q2 02   Q3 02   Q4 02   Q1 03   Q2 03

22

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

              DANA CONSOLIDATED RETURN ON INVESTED CAPITAL (ROIC)
   (Last 12 Months Total Income/ 5-Quarter Rolling Average Invested Capital)


                 [Bar graph depicting the following information]

11.8%  13.2%  9.1%    6.6%    4.5%    3.2%    2.8%    3.4%    4.3%    5.4%    6.8%    7.1%    6.7%
1998   1999   2000   Q1 01   Q2 01   Q3 01   Q4 01   Q1 02   Q2 02   Q3 02   Q4 02   Q1 03   Q2 03


23

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                                REVENUE BREAKDOWN


                 [Pie Chart depicting the following information]

                 Automotive Systems Group                  37%
                 Automotive Aftermarket Group              23%
                 Engine and Fluid Management Group         21%
                 Heavy Vehicle Technologies & Systems      19%



        2002 Revenues   $9,504
        2002 EBIT(1)       390
        2002 Margin        4.1%


          Excludes restructuring and accounts for DCC under the equity method.

24

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                         STRONG CUSTOMER RELATIONSHIPS

                 [Pie Chart depicting the following information]

                            DaimlerChrysler, Freightliner          10%
                            Ford, Volvo, Land Rover, Jaguar        18%
                            General Motors                          8%
                            Other (1)                              64%

(1) Volkswagen, Carquest, BMW, Nissan, Isuzu, Toyota, Renault, Pep Boys, Caterpillar, Honda, Napa, International

   Non-US based OEMs are composing an incresing percentage of Dana's revenue

25      Data as of Dec. 31, 2002

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                         RESTRUCTURING NEAR COMPLETION

Restructuring Costs  -- On target with original estimates of $445 million

Facility Closures    -- Original target greater than or equal to 30

                        Status:  31 closed, 8 in progress

Workforce            -- Original target greater than or equal to 15%

                        Status: 20% to date

Outsource Non-Core
Content              -- Substantial non-core components outsourced

Divest DCC           -- Over $700 million in assests divested - achieving value


           ----------------------------------------------------------
              Restructuring plan substantially complete in Q4 2003
                       Organization positioned for growth
           ----------------------------------------------------------

26

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                             ENTERING GROWTH PHASE

        -- Seven new ASG product launches in 2003

           - Millions in investments, ready to begin full returns in 2004 and beyond

        -- Well positioned for improvements in heavy duty volumes

           - 2003: 175,000 to 180,000

           - 2004: 245,000 to 255,000

        -- Groundwork is in place

           - Organization is "right-sized" for growth

           - Reduced investment and variable costs


27

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                             ENTERING GROWTH PHASE

        -- Focus on technology

           - Technology drives price

           - Leading to new platform wins: $1.3 billion of new business over 4 years

        -- Continuing to grow and diversify customer base

           - Toyota, Nissan, BMW

           - Increasing content


28

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                       PROJECTED NET INCREMENTAL BUSINESS
                                  ($ Millions)

       SBU            2003      2004      2005      2006     2007
     --------------------------------------------------------------

       ASG             195       545       720       765      780

       AAG              20        25        35        35       35

       EFMG             85       150       180       200      215

       HVTSG           195       185       165       230      240
--------------------------------------------------------------------------------
       TOTAL           495       905     1,100     1,230    1,270

     Prior Qtr.        490       930     1,080     1,225    1,250


29

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                               FAVORABLE OUTLOOK


   Key Drivers in 2004 Earnings              Long-Term Objectives
---------------------------------------   --------------------------------------

-- Improved top-line performance          -- Annual top-line growth

   - Heavy duty volumes                      - 6% to 7%

   - New business wins                    -- Continued margin improvement

-- Bottom line and cash flow              --  Balance sheet
   improvements
                                              - Return to investment grade
   - Restructuring complete                     credit rating

   - Substantial operating leverage       -- Dividend policy

   - Reduced start-up costs in 2004          - Re-examine dividend levels

--------------------------------------------------------------------------------
        Net Income guidance of $300 million (~ $2.00 per share) for 2004
--------------------------------------------------------------------------------


30

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.

                            [DANA CORPORATION LOGO]



                                   QUESTIONS?



(c)Dana Corporation, 2003

                            [DANA CORPORATION LOGO]



                                   THANK YOU



(c)Dana Corporation, 2003

                            SUPPLEMENTAL DATA

               Change in Working Capital - DCC on an Equity Basis


                                       Second Quarter                YTD
                                    --------------------        -------------
                                    2003            2002        2003      2002
($Millions)                         ----            ----        ----      ----

Balance at beginning of quarter     $1,134          $1,107      $830      $1,116
    Cash from operations:
       Incr in accts receivable       (11)             141       224         397
       Incr (decr) in inventory       (44)            (20)      (22)        (38)
       Incr in other assets              7            (16)        44          16
       Decr (incr) in curr liabs        78           (169)      (24)       (429)
                                    ------          ------     ------     ------
          Net from operations           30            (64)       222        (54)
       Restructuring                    20             (1)        64          15
       Divestitures                   (71)             (3)      (71)         (6)
       Exchange & other non-cash      (12)              52        56          20
                                    ------          ------    ------      ------
Balance at end of quarter           $1,101          $1,091    $1,101      $1,091
                                    ------          ------    ------      ------



33

(c)Dana Corporation. Dated July 23, 2003. This slide may contain forward-looking information. Actual results may differ materially due to factors listed on slide 2.